                                                                   EXHIBIT 10.36

[SMITH LOGO]


                      EXCLUSIVE SUBLEASE LISTING AGREEMENT
                   CHARLES E. SMITH REAL ESTATE SERVICES L.P.


              In consideration of the listing for the property hereinafter described ("the Property") for which CHARLES E. SMITH REAL ESTATE SERVICES L.P. ("Broker") shall use diligent efforts to effect a sublease, assignment or cancellation agreement, the undersigned,) ("Tenant") hereby grants to Broker the exclusive right to market the Property for a AELIX, INC. (FORMERLY KNOWN AS QORUS.COM period commencing immediately and ending September 30, 2001, or any extension thereof to which the parties may agree (The Term).

              The Property is situated in Fairfax, Virginia and has a street address of 11320 Random Hills Road.

              Tenant agrees to pay Broker a commission in an amount and in the manner as set forth. Said commission shall be earned by Broker upon execution of a sublease between Tenant and Replacement Tenant, regardless of how or by whom the Tenant was procured or the sublease negotiated, or upon execution of a lease cancellation agreement or lease assignment.

              Tenant further agrees that Tenant shall pay Broker a leasing commission on any lease which is executed within 120 calendar days after the expiration or cancellation date of this Agreement, provided such Replacement Tenants are identified on a list to be submitted within the fifteen (15) day period after the cancellation or expiration date. Broker shall be deemed to have earned such commission notwithstanding the fact that the Tenant or any other agent of the Tenant shall either commence, continue, or resume negotiations with such Replacement Tenants leading to the execution of a lease within said 120 calendar days.

              Tenant acknowledges that Broker may represent prospective Replacement Tenants and consents to such dual representation.

              Broker shall consult with, and obtain approval of, Tenant prior to producing or distributing marketing materials, if applicable, with the understanding that Tenant is to pay for such materials and activities done in effort to procure Replacement Tenants.

              In the event Tenant withdraws the Property at such time as Broker has produced a Replacement Tenant prepared to enter into a sublease upon the terms and conditions as outlined, Tenant shall be obligated for payment of the commission in accordance with this Agreement.

[SMITH LOGO]

EXCLUSIVE SUBLEASE LISTING AGREEMENT
PAGE TWO


                             SCHEDULE OF COMMISSIONS


        Commissions shall be payable as follows:

        1. In the event a Subtenant(s) is procured without the assistance of a cooperating broker (hereinafter defined), Broker shall be paid a leasing commission equal to six percent (6%) of the aggregate rent (hereinafter defined) set forth in the sublease.

               In the event a cooperating broker produces the Subtenant(s) who leases the space, Broker shall be paid a commission equal to three percent (3%) of the aggregate amount of the sublease. In addition, Tenant shall pay the cooperating broker a separate leasing commission equal to three percent (3%) of the aggregate amount of the sublease.

        2. Should the Landlord/Owner of the Property relieve Tenant of its lease obligation, Broker shall be paid a commission equal to three percent (3%) of the aggregate rent the Tenant is released from paying.

               In the event the Landlord/Owner of the property relieves Tenant of its lease obligation and enters into a Lease with another tenant procured by Broker, Broker shall be paid a commission equal to three percent (3%) of the aggregate rent the Tenant is released from paying.

               Should the Landlord/Owner of the property relieve Tenant of its lease obligation and enters into a lease with another tenant procured by a cooperating broker, Broker shall be paid a commission equal to three percent (3%) and cooperating broker shall be paid a separate leasing commission equal to three percent (3%), each based on the aggregate rent Tenant is released from paying.

               Tenant shall be under no obligation to pay Broker or cooperating broker a commission in the event the Landlord pays a commission to both brokers for the period that Tenant's lease is being cancelled

        3. All commissions shall be paid in full upon execution by all parties of a lease, sublease, lease cancellation or lease assignment.

[SMITH LOGO]



EXCLUSIVE SUBLEASE LISTING AGREEMENT
PAGE THREE



        4. For the purposes of calculating commissions, cooperating broker shall be defined as any leasing or sales representative other than Norman E. Corkhill, who is associated with Charles E. Smith Real Estate Services L.P. Furthermore, for commission computation purposes, aggregate rent (as such term is used herein) as it pertains to a sublease shall mean the total rent or other consideration to be paid by a Replacement Tenant to Tenant during the term of a sublease less any additional rent attributable to utilities separate from those utilities normally provided as part of the lease, increases in operating expenses, real estate taxes, insurance premiums, penalties and late charges (including interest) received by Tenant from such Replacement Tenant. Aggregate rent as it pertains to an assignment of Tenant's lease for the Premises shall mean the total rent assumed by the Replacement Tenant during the term of an assignment plus other considerations paid by the Replacement Tenant less any additional rent attributable to utilities separate from those utilities normally provided as part of the lease, increases in operating expenses, real estate taxes, insurance premiums, penalties and late charges (including interest) paid by such Replacement Tenant to the landlord. Aggregate rent as it pertains to a cancellation of the lease for the Premises or a part thereof shall mean the total amount of rent to be saved by Tenant during the remaining term of Tenant's lease of the Premises (excluding any exercisable extensions to the term of the Lease), less any additional rental attributable to utilities separate from those utilities normally provided as part of the lease, increases in operating expenses, real estate taxes, insurance premiums, penalties and late charges (including interest) paid by Tenant to its landlord. Aggregate rentals shall not exclude any periodic market rent increases (rental bumps) or fixed annual increases.

        5. Tenant shall not be required to pay a commission if the space is subleased to A.kharchenko client within two weeks.

[SMITH LOGO]


EXCLUSIVE SUBLEASE LISTING AGREEMENT
PAGE FOUR


       TERMS AND CONDITIONS FOR THE SUBLEASING OF THE PROPERTY LOCATED AT

                             11320 RANDOM HILLS ROAD

                             FAIRFAX, VIRGINIA 22030



SUITE:                              590

SQUARE FEET:                        4,643


TERM OF SUBLEASE:                   THROUGH MAY 31, 2005

LEASE RATE:                         $27.00

SUBLEASE RATE:                      $  ACTUAL CURRENT RATE

COMMENCEMENT DATE
OF ESCALATIONS:                     LEASE ANNIVERSARY

PARKING:                            FREE

AVAILABLE OCCUPANCY:                IMMEDIATELY

SUBLESSOR SHALL HAVE THE RIGHT TO MODIFY THE ABOVE TERMS AND CONDITIONS, PROVIDED THAT HE/SHE SO NOTIFIES BROKER IN WRITING OF SAID MODIFICATION(S) PRIOR TO BROKER ENTERING INTO NEGOTIATIONS WITH A PROSPECTIVE TENANT.

[SMITH LOGO]



EXCLUSIVE SUBLEASE LISTING AGREEMENT
PAGE FIVE








Accepted By:   AELIX, INC. (FORMERLY KNOWN AS QORUS.COM)

               /s/ THOMAS C. RATCHFORD
               ------------------------------------------------------------
               NAME   Thomas C. Ratchford

               Vice President - Finance
               ------------------------------------------------------------
               TITLE

               March 12, 2001
               ------------------------------------------------------------
               DATE






Accepted By:   CHARLES E. SMITH REAL ESTATE SERVICES L.P.

         By:   SMITH COMMERCIAL MANAGEMENT L.L.C.


               /s/ STEPHEN B. ALTMAN

               ------------------------------------------------------------
               Stephen B. Altman
               Senior Vice President